UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2004

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road
Wood Dale, Illinois 60191

 (Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Item 5.                                   Other Events

On February 3, 2004, AAR CORP. (the “Company”) issued a press release announcing the completion of the sale of  $75.0 million principal amount of convertible senior notes due February 1, 2024.  A copy of the Company’s press release, AAR CORP. 2.875% Senior Convertible Note, Registration Rights Agreement with Goldman, Sachs & Co., as representative of the several Purchasers, dated February 3, 2004 and Indenture with U.S. National Bank Association, as Trustee dated as of February 3, 2004 are attached hereto as exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 5, 2004

AAR CORP.

By:		/s/ TIMOTHY J. ROMENESKO
Timothy J. Romenesko
Vice President-Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of 2.875% Senior Convertible Note.

4.2	Indenture between AAR CORP. as Issuer and U.S. Bank National Association, as Trustee dated February 3, 2004.

4.3	Registration Rights Agreement between AAR CORP. and Goldman, Sachs & Co., as representative of the several Purchasers, dated February 3, 2004.

99.1	Press Release dated February 3, 2004 issued by AAR CORP. announcing the completion of the sale of $75.0 million principal amount of convertible senior notes due February 1, 2024.